SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): December 14, 2004

FIRST COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-49736	23-2321079
(Commission file number)	(IRS employer ID)

Two North Main Street, Mifflintown, Pennsylvania	17059
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code - (717)436-2144

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 14, 2004, the Board of Directors of First Community Financial Corporation (the “Company”), the bank holding company for The First National Bank of Mifflintown, declared a 2-for-1 stock split of its outstanding common stock. Each shareholder of record of Company common stock on the record date of December 24, 2004 (the “Record Date”) will receive one additional share of the Company’s common stock for each share held on the Record Date. The additional shares will be delivered to shareholders on or about January 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Community Financial Corporation

Date: December 16, 2004	/s/ James R. McLaughlin
James R. McLaughlin, President and
Chief Executive Officer